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                                                                    EXHIBIT 10.8

                             PAMECO HOLDINGS, INC.

                          DIRECTOR STOCK OPTION PLAN



          1.   PURPOSE.  The Pameco Holdings, Inc. ("PAMECO") Qualifying
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Director Stock Option Plan (the "PLAN") is intended as an incentive to
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qualifying directors of Pameco so that they may acquire a proprietary interest in the success of Pameco and its wholly-owned subsidiary, Pameco Corporation (the "COMPANY").
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          2.   ADMINISTRATION.  The Plan shall be administered by the
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Compensation Committee (the "COMMITTEE") of the Board of Directors of Pameco.
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The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. The interpretation and application of the Plan, or of any term or condition of an option granted under the Plan or of any rule, regulation or procedure, and any other matter relating to, or necessary or incidental to, the administration of the Plan, shall be determined by the Committee, and any such determinations shall be final and binding upon all persons.

          3.   STOCK.  The total number of shares of stock available for the
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grant of options under the Plan shall be an aggregate of 100,000 shares of
Pameco's authorized common stock (the "STOCK"). Such number of shares is
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subject to adjustment in accordance with the provisions of Section 6 hereof.  In
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the event that any outstanding option or portion thereof expires or is terminated for any reason, the shares of Stock allocable to the unexercised portion of such option may again be subjected to an option and be issued under the Plan.

          4.   AWARD OF OPTIONS.  The Committee may grant stock options to
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purchase stock to Qualifying Directors, as hereinafter defined. The Committee shall have the discretion, in accordance with the provisions of the Plan, to determine to whom an option is granted, the number of shares of Stock optioned, and the terms and conditions of the option.

          Options granted under the Plan shall be subject to and governed by the provisions of the Plan, by the terms and conditions set forth in Section 5
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hereof, and by such other terms and conditions, not inconsistent with the Plan, as shall be determined by the Committee.

          The date on which an option shall be granted shall be the date that the optionee, the number of shares of Stock optioned, and the terms and conditions of the option are determined by the Committee; provided, however,
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that if an option or any term or condition of an option is rejected or not accepted by an optionee or if an option is not granted in accordance with the provisions of the Plan, such option shall be deemed to have not been granted and shall be void ab initio. Each option shall be evidenced by a Director Stock Option Agreement in such form as the Board of Directors may from time to time approve.

          For purposes of the Plan and any options granted pursuant to the Plan, a person is a "DIRECTOR" if (i) such person is a director of Pameco, (ii) such
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person is not an employee of
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either Pameco or the Company, and (iii) such person does not own, beneficially or of record, any of the authorized capital stock of Pameco, or have the right or option to acquire any of the authorized capital stock of Pameco, other than for capital stock (or rights or options to so acquire any such capital stock) acquired pursuant to the grant and issue of options under and pursuant to the Plan. Any person who is, as of the date of the grant and issuance of an option under the Plan, a Qualifying Director, shall continue to be a Qualifying Director notwithstanding that after the date of the grant and issuance of an option under the Plan such person shall (i) cease to be a director of Pameco, or
(ii) become an employee of Pameco or the Company, or (iii) become the beneficial or record owner of any of the authorized capital stock of Pameco, or acquire the right or option (other than pursuant to the Plan) to acquire any of the authorized capital stock of Pameco.

          5.   TERMS AND CONDITIONS OF OPTIONS.
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               A.   Option Price.  In the case of each stock option granted
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under the Plan, the option price shall not be less than the Fair Market Value of the Stock on the date of grant of such option as determined by the Committee.

               B.   Period of Option and When Exercisable.
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                    (i)   An option granted under the Plan may not be exercised
               after the date specified by the Committee, which shall be a maximum of five years from date of grant. Any option not exercised within the aforementioned time period shall automatically terminate at the expiration of such period. Notwithstanding the foregoing, a dissolution or liquidation of Pameco or a merger or consolidation in which Pameco is not the surviving corporation (unless new options are substituted for the options granted hereunder or the options granted hereunder are assumed by the surviving corporation), shall cause each outstanding option to terminate, provided that each optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which Pameco is not the surviving corporation, to exercise his or her option in whole or in part.

                    (ii) All options granted under the Plan shall be immediately vested in the optionee and the optionee shall have the immediate right to exercise the option consistent with and subject to the terms and conditions of the Plan.

                    If all the Investors (as defined in the Stockholder's
               Agreement) propose to sell all of their shares to a third party (other than an Affiliate) in an arms-length transaction, then (in addition to the rights to participate in such sale pursuant to
               Section 3 of the Stockholder's Agreement) the Investors may, at their option, require all the other Stockholders to sell all, but not part, of the shares owned by them (the "DESIGNATED SHARES")
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               to

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               such third party. If any option granted pursuant to the Plan is exercised, each optionee shall be, and shall be deemed to be, a "Stockholder", as defined in the Stockholder's Agreement, and by virtue of the exercise of any option so granted hereby agrees to sell all of its Designated Shares to such third party for the same consideration per share and otherwise on the same terms and conditions upon which the Investors are selling their shares subject to the terms of Section 4 "Rights to Compel Sale" in the Stockholder's Agreement.

                    (iii) In the event of the disability or incompetency of an optionee, an option which is otherwise exercisable may be exercised by the optionee's legal representative or guardian.

               C.   Exercise and Payment. Subject to the provisions of Section
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5B hereof, an option may be exercised by notice to Pameco specifying the number
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of shares to be purchased, which notice shall be accompanied by payment for the number of shares of Stock to be purchased. Such payment shall be made in cash, or by certified check, bank draft, or money order to the order of Pameco.

               D.   Nontransferability. No option or any right with respect
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thereto shall be subject to any debts or liabilities of an optionee, nor be assignable or transferable except by will or the laws of descent and distribution, nor be exercisable during the optionee's lifetime other than by the optionee or as provided in Section 5B(iii), nor shall Stock be issued to or
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in the name of one other than the optionee.

               C.   Employment.  No provision of the Plan, nor any term or
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condition of any option, nor any action taken by the Committee or Pameco pursuant to the Plan, shall give or be construed as giving an optionee any right to be employed by Pameco or the Company, or affect or limit in any way the right of Pameco or the Company, if optionee is subsequently retained or employed by either Pameco or the Company to terminate the employment of an optionee.

          6.   TERM OF PLAN.  No option shall be granted under the Plan after
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June 1, 2006. Options granted prior thereto, however, may extend beyond such date and the provisions of the Plan shall continue to apply thereto.

          7.   APPLICATION OF FUNDS.  The proceeds received by Pameco from the
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sale of Stock pursuant to options granted under the Plan will be used for general corporate purposes or as Pameco may otherwise deem appropriate.

          8.   NO OBLIGATION TO EXERCISE OPTION.  The granting of an option
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shall impose no obligation upon the optionee to exercise such option.

          9.   RIGHTS AS A SHAREHOLDER.  An optionee shall have no rights as a
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shareholder with respect to shares of Stock covered by an option until the date of issuance to the

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optionee of a certificate evidencing such shares of Stock after the exercise of such option and payment in full of the purchase price. No adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued. Optionee agrees to abide by the terms of the Stockholders Agreement and acknowledges receipt of a true and complete copy of same.

          10.  AMENDMENTS.  The Committee may from time to time alter, amend,
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suspend or discontinue the Plan, except that shareholder approval is required with respect to any amendment which would (i) increase the number of shares of Stock on which options may be granted or which may be issued under the Plan,
(ii) materially increase the benefits accruing to optionees under the Plan, or
(iii) materially modify the provisions of the Plan relating to eligibility to be granted an option. However, no alteration, amendment, suspension or discontinuance of the Plan shall adversely affect the rights of an optionee under any option granted prior to such alteration, amendment, suspension or discontinuance, without the consent of such optionee.

          The Plan, each option under the plan, and the grant and exercise thereof, and the obligation of Pameco to sell and issue shares under the Plan shall be subject to all applicable laws, rules, regulations and governmental and shareholder approvals, and the Committee may make such amendment or modification thereto as it shall deem necessary to comply with any such laws, rules and regulations or to obtain any such approvals.

          11.  EFFECTIVENESS OF PLAN.  The Plan shall be effective from and
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after the date of its adoption by the Pameco Board of Directors.

          12.  SEVERABILITY.  If any provision of the Plan, or any term or
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condition of any Director Stock Option Agreement or form executed or to be executed thereunder, or any application thereof to any person or circumstances is invalid, such provision, term, condition or application shall to that extent be void (or, in the discretion of the Committee, such provision, term or condition may be amended so as to avoid such invalidity or failure), and shall not affect other provisions, terms or conditions or applications thereof, and to this extent such provisions, terms and conditions are severable.

          13.  INVESTMENT PURPOSE.  At the time of any exercise of any option,
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Pameco may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relating to the regulation of securities, require the optionee and/or any transferee of the optionee's rights to represent in writing to Pameco that it is such person's then intention to acquire the Stock for investment and not with a view to the distribution thereof. In such event, no shares shall be issued to such person unless and until Pameco is satisfied with the correctness of such representation.

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